                                                         FIFTH AMENDMENT 10.8(f)

          PriceSmart, Inc.                                        [Memorandum]
          4649 Morena Blvd.
          San Diego, CA  92117
          Tel 858 581-7485
          Fax 858 581-4707

PriceSmart [Logo]




          To:     Tom Martin

          From:   Bob Gans /s/ BG

          Re:     SALARY INCREASE

          Date:   October 16, 2001




          With reference to your Employment Agreement, this Memorandum will confirm that effective September 1, 2001, your annual base salary increased by $20,000, to $190,000.